Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely-populated, metropolitan markets across the West Coast. As of March 31, 2018, ROIC owned 91 shopping centers encompassing approximately 10.5 million square feet. ROIC is the largest publicly- traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services and S&P Global Ratings. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. Supplemental Disclosure Quarter Ended March 31, 2018Overview - 2 -

Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..……………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 2018 Property Acquisitions ………………………….………………………...………………………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….…………………………………………………… 16 Leasing Summary ………………………………………………………..…................................................................................. 17 Same-Space Comparative Leasing Summary ………………………………………………………..…....................................... 18 Investor Information …………………………………………………………..…………………………………………………… 19 Financial Data Portfolio Data Supplemental Disclosure Quarter Ended March 31, 2018Table of Contents - 3 -

(unaudited, dollars in thousands, except par values and share amounts) 03/31/18 12/31/17 ASSETS: Real Estate Investments: Land 896,573$ 878,797$ Building and improvements 2,238,793 2,230,600 Less: accumulated depreciation (275,708) (260,115) Real Estate Investments, net 2,859,658 2,849,282 Cash and cash equivalents 13,012 11,553 Restricted cash 1,998 5,412 Tenant and other receivables, net 43,560 43,257 Deposits 500 500 Acquired lease intangible assets, net 81,262 82,778 Prepaid expenses 2,941 2,853 Deferred charges, net 37,151 37,167 Other assets 9,641 6,396 TOTAL ASSETS 3,049,723$ 3,039,198$ LIABILITIES: Term loan 298,879$ 298,816$ Credit facility 156,544 140,329 Senior Notes 940,422 940,086 Mortgage notes payable 98,201 107,915 Acquired lease intangible liabilities, net 177,212 178,984 Accounts payable and accrued expenses 30,607 18,638 Tenants' security deposits 6,919 6,771 Other liabilities 18,508 18,018 TOTAL LIABILITIES 1,727,292 1,709,557 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 11 11 Additional paid-in capital 1,413,887 1,412,590 Dividends in excess of earnings (221,841) (210,490) Accumulated other comprehensive income 5,664 1,856 Total Retail Opportunity Investments Corp. stockholders' equity 1,197,721 1,203,967 Non-controlling interests 124,710 125,674 TOTAL EQUITY 1,322,431 1,329,641 TOTAL LIABILITIES AND EQUITY 3,049,723$ 3,039,198$ The Company's Form 10-Q for the quarter ended March 31, 2018, and Form 10-K for the year ended December 31, 2017 should be read in conjunction with the above information. Supplemental Disclosure Quarter Ended March 31, 2018Balance Sheets - 4 -

(in thousands, except per share amounts) 3 Months Ended (Unaudited) 12 Months E 03/31/18 03/31/17 03/31/18 REVENUES: Base rents 55,377$ 51,479$ 210,564$ Recoveries from tenants 16,161 13,668 58,818 Other income 2,857 753 3,878 TOTAL REVENUES 74,395 65,900 273,260 OPERATING EXPENSES: Property operating 10,478$ 9,300$ 39,151$ Property taxes 7,819 7,068 29,663 Depreciation and amortization 25,217 23,058 96,256 General and administrative expenses 3,531 3,499 14,103 Other expense 69 49 418 TOTAL OPERATING EXPENSES 47,114 42,974 179,595 OPERATING INCOME 27,281 22,926 93,665 NON-OPERATING EXPENSES: Interest expense and other finance expenses (15,457) (11,675) (50,977) TOTAL NON-OPERATING EXPENSES (15,457) (11,675) (50,977) NET INCOME 11,824$ 11,251$ 42,688$ NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (1,122) (1,081) (4,211) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. 10,702$ 10,170$ 38,477$ NET INCOME PER COMMON SHARE - BASIC 0.09$ 0.09$ 0.35$ NET INCOME PER COMMON SHARE - DILUTED 0.09$ 0.09$ 0.35$ Weighted average common shares outstanding - basic 112,163 109,227 109,400 Weighted average common shares outstanding - diluted 124,127 121,054 121,744 The Company's Form 10-Q for the quarters ended March 31, 2018 and March 31, 2017 should be read in conjunction with the above information. Supplemental Disclosure Quarter Ended March 31, 2018Income Statements - 5 -

(in thousands, except per share amounts) 3 Months Ended (Unaudited) 12 Months E 03/31/18 03/31/17 03/31/18 Funds from Operations (FFO) (1) : Net income attributable to ROIC common stockholders 10,702$ 10,170$ 38,477$ Plus: Depreciation and amortization expense 25,217 23,058 96,256 FUNDS FROM OPERATIONS - BASIC 35,919$ 33,228$ 134,733$ Net income attributable to non-controlling interests 1,122 1,081 4,211 FUNDS FROM OPERATIONS - DILUTED 37,041$ 34,309$ 138,944$ FUNDS FROM OPERATIONS PER SHARE - BASIC 0.32$ 0.30$ 1.23$ FUNDS FROM OPERATIONS PER SHARE - DILUTED 0.30$ 0.28$ 1.14$ Weighted average common shares outstanding - basic 112,163 109,227 109,400 Weighted average common shares outstanding - diluted 124,127 121,054 121,744 Common dividends per share 0.1950$ 0.1875$ 0.7500$ FFO Payout Ratio 65.0% 67.0% 65.8% Additional Disclosures: Non Cash Expense (Income) -$ Straight line rent (1,471)$ - Above/below market rent amortization, net (4,075) - Non-cash interest expense 535 - Deferred financing costs and mortgage premiums, net 449 Stock based compensation 1,428 Capital Expenditures Tenant improvements 3,107$ Leasing commissions 753 Building improvements 361 Reimbursable property improvements 193 Pad and other development 1,017 Value enhancing tenant improvements 2,378 The above does not purport to disclose all items required under GAAP. (1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. Supplemental Disclosure Quarter Ended March 31, 2018Funds From Operations - 6 -

(unaudited, dollars in thousands) Outstanding GAAP Maturity Percent of Balance Interest Rate Interest Rate Date Total Indebtedness Fixed Rate Debt Mortgage Debt: Magnolia Shopping Center 8,903$ 5.50% 3.86% 10/01/18 0.6% Casitas Plaza Shopping Center 7,271 5.32% 4.20% 06/01/22 0.5% Riverstone Marketplace 18,329 4.96% 3.80% 07/01/22 1.2% Fullerton Crossroads 26,000 4.73% 3.82% 04/06/24 1.7% Diamond Hills Plaza 35,500 3.55% 3.61% 10/01/25 2.4% Net unamortized premiums/deferred financing charges 2,198 Total Mortgage Debt 98,201 4.5% 3.8% 5.6 Years (WA) 6.4% Unsecured Senior Notes: Senior Notes Due 2023 250,000 5.00% 5.21% 12/15/23 16.6% Senior Notes Due 2024 250,000 4.00% 4.21% 12/15/24 16.6% Senior Notes Due 2026 200,000 3.95% 3.95% 09/22/26 13.3% Senior Notes Due 2027 250,000 4.19% 4.19% 12/15/27 16.6% Net unamortized discounts/deferred financing charges (9,578) Total Unsecured Senior Notes 940,422 4.30% 4.41% 7.6 Years (WA) 63.1% Interest rate swaps 100,000 1.96% 1.96% 1/31/2019 6.6% Interest rate swaps 200,000 2.84% 2.84% 8/31/2022 13.3% Total Fixed Rate Debt 1,338,623$ 3.92% 3.95% 7.4 Years (WA) 89.4% Variable Rate Debt Credit Facility 159,500$ 2.87% 2.87% 09/08/21 10.6% Net unamortized deferred financing charges (2,956) Credit Facility, net 156,544 Term Loan 300,000 2.98% 2.98% 09/08/22 19.9% Net unamortized deferred financing charges (1,121) Term Loan, net 298,879 Interest rate swaps (300,000) (19.9)% Total Variable Rate Debt 155,423$ 2.94% 2.94% 4.1 Years (WA) 10.6% TOTAL DEBT 1,494,046$ 4.40% 4.44% 6.4 Years (WA) 100.0% Net unamortized premiums on mortgages (2,509) Net unamortized discounts on notes 5,140 Net unamortized deferred financing charges 8,826 Total Principal Debt 1,505,503$ (1) Does not include extension options available to ROIC. Supplemental Disclosure Quarter Ended March 31, 2018Summary of Debt Outstanding (1) - 7 -

(unaudited, dollars in thousands) Summary of Principal Maturities Senior Total Principal Percentage of Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 8,806$ -$ -$ -$ 9,295$ 0.6% - - - - 551 0.0% - - - - 577 0.0% - 159,500 - - 160,217 10.6% 23,129 - 300,000 - 324,132 21.5% - - - 250,000 250,686 16.7% 26,000 - - 250,000 276,708 18.4% 32,787 - - - 33,337 2.2% - - - 200,000 200,000 13.3% - - - 250,000 250,000 16.7% 90,722$ 159,500$ 300,000$ 950,000$ 1,505,503$ 100.0% Summary of Unencumbered/Encumbered Properties Percentage GLA of GLA Unencumbered properties 9,855,486 93.6% Encumbered properties 668,831 6.4% 10,524,317 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Principal Debt Unsecured principal debt 1,409,500$ 93.6% Secured principal debt 96,003 6.4% Total Principal Debt 1,505,503$ 100.0% (1) Does not include extension options available to ROIC. (2) Negligible percentage rounds down to zero. Amount 2018 489$ Mortgage Principal 2020 577 2021 717 2022 1,003 2023 686 2024 708 Year Payments 2019 551 Mortgage Principal due at Maturity 91 2025 550 2026 - 2027 - 5,281$ Number of Properties 86 5 Supplemental Disclosure Quarter Ended March 31, 2018Summary of Debt Outstanding, continued (2) (1) (2) - 8 -

(unaudited, in thousands, except per share amounts) 03/31/18 12/31/17 09/30/17 06/30/17 03/31/17 Debt coverage ratios, three months ending: Interest coverage ratio (EBITDA/interest expense) 3.4x 3.7x 3.7x 3.7x 4.0x Debt service coverage (EBITDA/(interest expense + scheduled principal payments)) 3.4x 3.6x 3.7x 3.6x 3.9x Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA 7.1x 7.3x 7.1x 7.2x 6.7x Debt/equity ratios, at period end: Total principal debt/total market capitalization 40.8% 37.8% 37.5% 36.7% 33.1% Total principal debt/total equity market capitalization 68.8% 60.8% 60.0% 57.9% 49.4% Total principal debt/total book assets 49.4% 49.3% 48.2% 47.5% 45.8% Total principal debt/undepreciated book value 45.3% 45.5% 44.5% 44.0% 42.5% Secured principal debt/undepreciated book value 2.9% 3.2% 2.0% 2.0% 2.4% Market capitalization calculations, at period end: Common shares outstanding 112,165 111,886 109,267 109,267 109,263 Operating partnership units (OP units) outstanding 11,679 11,679 11,679 11,679 11,686 Common stock price per share 17.67$ 19.95$ 19.01$ 19.19$ 21.03$ Total equity market capitalization 2,188,331$ 2,465,116$ 2,299,192$ 2,320,960$ 2,543,568$ Total principal debt 1,505,503 1,499,820 1,379,042 1,343,185 1,257,494 TOTAL MARKET CAPITALIZATION 3,693,834$ 3,964,936$ 3,678,234$ 3,664,145$ 3,801,062$ Unsecured Senior Notes Financial Covenants: (1) Total debt to total assets not to exceed 60% 47.2% 47.4% 46.3% 45.9% 44.3% Total secured debt to total assets not to exceed 40% 3.1% 3.4% 2.1% 2.2% 2.5% Total unencumbered assets to total unsecured debt not to be less than 150% 210.7% 208.7% 214.5% 216.6% 225.4% Consolidated income available for debt service to interest expense not to be less than 1.5:1 3.6x 3.7x 3.8x 3.9x 4.0x (1) Calculated in accordance with GAAP pursuant to underlying bond indentures. Supplemental Disclosure Quarter Ended March 31, 2018Selected Financial Analysis - 9 -

(dollars in thousands) Date Owned Shopping Centers Location Acquired Purchase Amount GLA 1Q 2018 Stadium Center Tacoma, WA 02/23/18 19,000$ 48,888 Total 1Q 2018 19,000$ 48,888 Supplemental Disclosure Quarter Ended March 31, 20182018 Property Acquisitions - 10 -

(dollars in thousands) Date Owned % Southern California City State Acquired GLA Leased ABR (1) Major Tenants Los Angeles metro area Paramount Plaza * Paramount CA 12/22/09 95,062 98.0% 1,778$ Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy Claremont Promenade * Claremont CA 09/23/10 92,297 97.2% 2,391 Super King Supermarket Gateway Village * Chino Hills CA 12/17/10 96,959 96.9% 2,749 Sprouts Market Seabridge Marketplace * Oxnard CA 05/31/12 95,830 99.5% 1,833 Safeway (Vons) Supermarket Glendora Shopping Center * Glendora CA 08/01/12 106,535 95.8% 1,293 Albertson's Supermarket Redondo Beach Plaza * Redondo Beach CA 12/28/12 110,509 100.0% 2,183 Safeway (Vons) Supermarket, Petco Diamond Bar Town Center * Diamond Bar CA 02/01/13 100,342 99.0% 2,249 Walmart Neighborhood Market, Crunch Fitness Diamond Hills Plaza * Diamond Bar CA 04/22/13 139,505 97.1% 3,475 H-Mart Supermarket, Rite Aid Pharmacy Plaza de la Cañada * La Cañada Flintridge CA 12/13/13 100,408 95.9% 2,386 Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy Fallbrook Shopping Center * Los Angeles CA 06/13/14 755,299 99.6% 12,611 Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket (2), TJ Maxx Moorpark Town Center * Moorpark CA 12/03/14 133,547 98.3% 2,091 Kroger (Ralph's) Supermarket, CVS Pharmacy Ontario Plaza * Ontario CA 01/06/15 150,149 99.1% 2,166 El Super Supermarket, Rite Aid Pharmacy Park Oaks Shopping Center * Thousand Oaks CA 01/06/15 110,092 91.2% 2,497 Safeway (Vons) Supermarket, Dollar Tree Warner Plaza * Woodland Hills CA 12/31/15 110,918 98.3% 4,469 Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2) Magnolia Shopping Center * Santa Barbara CA 03/10/16 116,360 91.5% 2,099 Kroger (Ralph's) Supermarket Casitas Plaza Shopping Center * Carpinteria CA 03/10/16 97,407 100.0% 1,537 Albertson's Supermarket, CVS Pharmacy Bouquet Center * Santa Clarita CA 04/28/16 148,903 97.8% 3,314 Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less North Ranch Shopping Center * Westlake Village CA 06/01/16 146,625 87.1% 4,462 Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco The Knolls * Long Beach CA 10/03/16 52,021 100.0% 1,411 Trader Joe's, Pet Food Express The Terraces Rancho Palos Verdes CA 03/17/17 172,922 90.1% 3,204 Trader Joe's, Marshall's, LA Fitness Los Angeles metro area total 2,931,690 97.0% 60,198$ Orange County metro area Santa Ana Downtown Plaza * Santa Ana CA 01/26/10 105,536 93.0% 2,031$ Kroger (Food 4 Less) Supermarket, Marshall's Sycamore Creek * Corona CA 09/30/10 74,198 100.0% 1,749 Safeway (Vons) Supermarket, CVS Pharmacy (2) Desert Springs Marketplace * Palm Desert CA 02/17/11 113,718 97.7% 2,782 Kroger (Ralph's) Supermarket, Rite Aid Pharmacy Cypress Center West * Cypress CA 12/04/12 107,246 94.4% 1,890 Kroger (Ralph's) Supermarket, Rite Aid Pharmacy Harbor Place Center * Garden Grove CA 12/28/12 119,821 100.0% 1,630 AA Supermarket, Ross Dress For Less 5 Points Plaza * Huntington Beach CA 09/27/13 160,536 97.2% 4,218 Trader Joe's, Pier 1 Peninsula Marketplace * Huntington Beach CA 10/15/13 95,416 100.0% 2,476 Kroger (Ralph's) Supermarket, Planet Fitness Fullerton Crossroads Fullerton CA 10/11/17 219,785 99.4% 3,385 Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts The Village at Nellie Gail Ranch Laguna Hills CA 11/30/17 88,486 98.5% 2,952 Smart & Final Extra Supermarket Orange Country metro area total 1,084,742 97.8% 23,113$ San Diego metro area Marketplace Del Rio * Oceanside CA 01/03/11 177,195 89.1% 3,130$ Stater Brothers Supermarket, Walgreens Renaissance Towne Centre * San Diego CA 08/03/11 53,074 100.0% 2,564 CVS Pharmacy Euclid Plaza * San Diego CA 03/29/12 77,044 96.8% 1,411 Vallarta Supermarket, Walgreens Bay Plaza * San Diego CA 10/05/12 73,324 97.9% 1,883 Seafood City Supermarket Bernardo Heights Plaza * Rancho Bernardo CA 02/06/13 37,729 96.3% 906 Sprouts Market Hawthorne Crossings * San Diego CA 06/27/13 141,288 100.0% 3,264 Mitsuwa Supermarket, Ross Dress For Less, Staples Creekside Plaza * Poway CA 02/28/14 128,852 98.9% 2,756 Stater Brothers Supermarket, AMC Theatres San Diego metro area total 688,506 96.2% 15,914$ Southern California Totals 4,704,938 97.1% 99,225$ (1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. (2) These retailers are not tenants of ROIC. *Denotes properties in same center pool for 1Q 2018. Supplemental Disclosure Quarter Ended March 31, 2018Property Portfolio - 11 -

(dollars in thousands) Date Owned % Northern California City State Acquired GLA Leased ABR (1) Major Tenants San Francisco metro area Pleasant Hill Marketplace * Pleasant Hill CA 04/08/10 69,715 100.0% 1,471$ Total Wine and More, Buy Buy Baby, Basset Furniture Pinole Vista Shopping Center * Pinole CA 01/06/11 223,369 96.0% 2,929 SaveMart (Lucky) Supermarket, Planet Fitness, Kmart Country Club Gate Center * Pacific Grove CA 07/08/11 109,331 95.1% 2,029 SaveMart (Lucky) Supermarket, Rite Aid Pharmacy Marlin Cove Shopping Center * Foster City CA 05/04/12 73,943 95.5% 2,169 99 Ranch Market The Village at Novato * Novato CA 07/24/12 20,081 100.0% 551 Trader Joe's, Pharmaca Pharmacy Santa Teresa Village * San Jose CA 11/08/12 124,306 93.2% 2,508 Raleys (Nob Hill) Supermarket, Dollar Tree Granada Shopping Center * Livermore CA 06/27/13 69,325 100.0% 1,307 SaveMart (Lucky) Supermarket Country Club Village * San Ramon CA 11/26/13 111,093 99.0% 2,095 Walmart Neighborhood Market, CVS Pharmacy North Park Plaza * San Jose CA 04/30/14 76,697 100.0% 2,372 H-Mart Supermarket Winston Manor * South San Francisco CA 01/07/15 49,852 100.0% 1,472 Grocery Outlet Supermarket Jackson Square * Hayward CA 07/01/15 114,220 100.0% 2,176 Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness Gateway Centre * San Ramon CA 09/01/15 112,553 98.6% 2,590 SaveMart (Lucky) Supermarket, Walgreens Iron Horse Plaza * Danville CA 12/04/15 61,860 93.0% 2,071 Lunardi's Market Monterey Center * Monterey CA 07/14/16 25,798 100.0% 1,131 Trader Joe's, Pharmaca Pharmacy Santa Rosa Southside Shopping Center Santa Rosa CA 03/24/17 88,535 100.0% 1,671 REI, Cost Plus World Market Monta Loma Plaza Mountain View CA 09/19/17 48,078 100.0% 1,355 Safeway Supermarket San Francisco metro area total 1,378,756 97.6% 29,897$ Sacramento metro area Norwood Shopping Center * Sacramento CA 04/06/10 85,693 100.0% 1,384$ Viva Supermarket, Rite Aid Pharmacy, Citi Trends Mills Shopping Center * Rancho Cordova CA 02/17/11 235,314 86.4% 2,437 Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree Morada Ranch * Stockton CA 05/16/11 101,842 95.1% 2,201 Raleys Supermarket Round Hill Square Shopping Center * Zephyr Cove NV 09/21/11 115,984 95.6% 1,928 Safeway Supermarket, Dollar Tree, US Postal Service Green Valley Station * Cameron Park CA 06/15/12 52,245 74.4% 849 CVS Pharmacy Sacramento metro area total 591,078 90.6% 8,799$ Northern California Totals 1,969,834 95.5% 38,696$ (1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. *Denotes properties in same center pool for 1Q 2018. Supplemental Disclosure Quarter Ended March 31, 2018Property Portfolio, continued - 12 -

(dollars in thousands) Date Owned % Pacific Northwest City State Acquired GLA Leased ABR (1) Major Tenants Seattle metro area Meridian Valley Plaza * Kent WA 02/01/10 51,597 96.9% 620$ Kroger (QFC) Supermarket The Market at Lake Stevens * Lake Stevens WA 03/11/10 74,130 100.0% 1,461 Albertson's (Haggen) Supermarket Canyon Park Shopping Center * Bothell WA 07/29/11 123,592 98.4% 2,343 PCC Community Markets, Rite Aid Pharmacy, Petco Hawks Prairie Shopping Center * Lacey WA 09/09/11 157,529 100.0% 1,813 Safeway Supermarket, Dollar Tree, Big Lots The Kress Building * Seattle WA 09/30/11 74,616 100.0% 1,845 IGA Supermarket, TJMaxx Gateway Shopping Center * Marysville WA 02/16/12 104,298 90.4% 2,396 WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less Aurora Square * Shoreline WA 2012/2014 108,558 98.5% 1,614 Central Supermarket, Marshall's, Pier 1 Canyon Crossing * Puyallup WA 04/15/13 120,398 100.0% 2,623 Safeway Supermarket Crossroads Shopping Center * Bellevue WA 2010/2013 463,813 100.0% 10,412 Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods Bellevue Marketplace * Bellevue WA 12/10/15 113,758 100.0% 3,087 Asian Family Market Four Corner Square * Maple Valley WA 12/21/15 119,560 100.0% 2,566 Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden Bridle Trails Shopping Center * Kirkland WA 10/17/16 104,927 100.0% 2,045 Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree PCC Community Markets Plaza Edmonds WA 01/25/17 34,459 100.0% 646 PCC Community Markets Highland Hill Shopping Center Tacoma WA 05/09/17 163,926 95.9% 2,660 Safeway Supermarket, LA Fitness, Dollar Tree, Petco North Lynnwood Shopping Center Lynnwood WA 10/19/17 63,606 91.3% 806 Kroger (QFC) Supermarket Stadium Center Tacoma WA 02/23/18 48,888 100.0% 1,029 Thriftway Supermarket Seattle metro area total 1,927,655 98.6% 37,966$ Portland metro area Vancouver Market Center * Vancouver WA 06/17/10 118,385 97.0% 1,370$ Skyzone Happy Valley Town Center * Happy Valley OR 07/14/10 138,662 100.0% 3,546 New Seasons Supermarket Wilsonville Old Town Square * Wilsonville OR 2010/2012 49,937 100.0% 1,819 Kroger (Fred Meyer) Supermarket (2) Cascade Summit Town Square * West Linn OR 08/20/10 94,934 100.0% 1,710 Safeway Supermarket Heritage Market Center * Vancouver WA 09/23/10 107,468 100.0% 1,752 Safeway Supermarket, Dollar Tree Division Crossing * Portland OR 12/22/10 103,561 100.0% 1,246 Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware Halsey Crossing * Gresham OR 12/22/10 99,428 96.3% 1,290 24 Hour Fitness, Dollar Tree Hillsboro Market Center * Hillsboro OR 11/23/11 156,021 99.1% 2,519 Albertson's Supermarket, Dollar Tree, Ace Hardware Robinwood Shopping Center * West Linn OR 08/23/13 70,831 100.0% 1,053 Walmart Neighborhood Market Tigard Marketplace * Tigard OR 02/18/14 136,889 99.3% 1,959 H-Mart Supermarket, Bi-Mart Pharmacy Wilsonville Town Center * Wilsonville OR 12/11/14 167,829 99.1% 2,734 Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree Tigard Promenade * Tigard OR 07/28/15 88,043 100.0% 1,468 Safeway Supermarket Sunnyside Village Square * Happy Valley OR 07/28/15 92,278 100.0% 1,560 Grocery Outlet Supermarket, 24 Hour Fitness, Ace Hardware Johnson Creek Center * Happy Valley OR 11/09/15 108,588 100.0% 2,220 Trader Joe's, Walgreens, Sportsman's Warehouse Rose City Center * Portland OR 09/15/16 60,680 100.0% 820 Safeway Supermarket Division Center Portland OR 04/05/17 121,904 100.0% 1,960 Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco Riverstone Marketplace Vancouver WA 10/11/17 95,774 100.0% 2,150 Kroger (QFC) Supermarket Portland metro area total 1,811,212 99.4% 31,176$ Pacific Northwest Totals 3,738,867 99.0% 69,142$ TOTAL SHOPPING CENTERS 10,413,639 97.4% 207,063$ (1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end. (2) These retailers are not tenants of ROIC. Note: Property Portfolio excludes one shopping center that is currently under contract to be sold (slated for new multi-family development). *Denotes properties in same center pool for 1Q 2018. Supplemental Disclosure Quarter Ended March 31, 2018Property Portfolio, continued - 13 -

(unaudited, dollars in thousands) Three Months Ended 12 Months 03/31/18 03/31/17 $ Change % Change 03/31/18 03/31/17 Number of shopping centers included in same-center analysis (1) 79 79 72 72 Same-center occupancy 97.5% 97.5% 0.0% 97.7% 97.4% REVENUES: Base rents 44,470$ 43,561$ 909$ 2.1% 158,816$ 153,157$ Percentage rent 84 116 (32) (27.6%) 1,265 1,423 Recoveries from tenants 14,180 13,620 560 4.1% 50,146 48,013 Other property income 425 758 (333) (43.9)% 3,670 2,037 TOTAL REVENUES 59,159 58,055 1,104 1.9% 213,897 204,630 OPERATING EXPENSES: Property operating expenses 9,428$ 8,792$ 636$ 7.2% 33,563$ 30,891$ Bad debt expense 88 488 (400) (82.0)% 1,542 1,089 Property taxes 6,791 6,932 (141) (2.0)% 24,087 22,527 TOTAL OPERATING EXPENSES 16,307 16,212 95 0.6% 59,192 54,507 SAME-CENTER CASH NET OPERATING INCOME 42,852$ 41,843$ 1,009$ 2.4% 154,705$ 150,123$ SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION GAAP Operating Income 27,281$ 22,926$ 93,665$ 77,171$ Depreciation and amortization 25,217 23,058 96,256 88,359 General and administrative expenses 3,531 3,499 14,103 13,120 Other expense 69 49 418 456 Property revenues and other expenses (2) (5,509) (6,889) (22,404) (17,636) TOTAL COMPANY CASH NET OPERATING INCOME 50,589 42,643 182,042 162,294 Non Same-Center Cash NOI (7,737) (800) (27,337) (12,171) SAME-CENTER CASH NET OPERATING INCOME 42,852$ 41,843$ 154,705$ 150,123$ (1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period. (2) Includes straight-line rents, amortization of above and below-market lease intangibles, anchor lease termination fees net of contractual amounts, and expense and recovery adjustments related to prior periods. Note: Analysis excludes one shopping center that is currently under contract to be sold (slated for new multi-family development). Supplemental Disclosure Quarter Ended March 31, 2018Same-Center Cash Net Operating Income Analysis - 14 -

(dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 20 990,998 9.7% 12,055$ 5.8% 2 Kroger Supermarkets 12 511,240 5.0% 7,054 3.4% 3 Rite Aid Pharmacy 14 266,921 2.6% 3,331 1.6% 4 JP Morgan Chase 22 98,473 1.0% 3,029 1.5% 5 SaveMart Supermarkets 4 187,639 1.8% 2,813 1.4% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,649 1.3% 7 Ross Dress For Less / dd's Discounts 7 191,703 1.9% 2,618 1.3% 8 Sprouts Markets 4 159,163 1.6% 2,568 1.2% 9 Trader Joe's 8 96,714 1.0% 2,522 1.2% 10 H-Mart Supermarkets 3 147,040 1.4% 2,400 1.2% Top 10 Tenants Total 100 2,828,086 27.8% 41,039$ 19.9% Other Tenants 1,870 7,336,410 72.2% 166,625 80.1% Total Portfolio 1,970 10,164,496 100.0% 207,664$ 100.0% Supplemental Disclosure Quarter Ended March 31, 2018Top Ten Tenants - 15 -

(dollars in thousands) Anchor Tenants (1) Number of Leased Percent of Total Percent of ABR Leases Expiring (2) GLA Total Leased GLA ABR Total ABR Per Sq. Ft. 2018 3 79,654 0.8% 992$ 0.5% 12.45$ 2019 13 407,547 4.0% 6,358 3.1% 15.60 2020 17 553,496 5.4% 6,413 3.1% 11.59 2021 14 494,281 4.9% 5,246 2.5% 10.61 2022 17 509,775 5.0% 6,430 3.1% 12.61 2023 28 926,015 9.1% 14,051 6.8% 15.17 2024 8 337,727 3.3% 4,614 2.2% 13.66 2025 10 341,785 3.4% 4,919 2.4% 14.39 2026 11 389,933 3.8% 5,235 2.5% 13.42 2027 9 231,234 2.3% 3,694 1.8% 15.98 2028+ 35 1,387,250 13.6% 21,554 10.4% 15.54 165 5,658,697 55.6% 79,506$ 38.4% 14.05$ Non-Anchor Tenants Number of Leased Percent of Total Percent of ABR Leases Expiring (2) GLA Total Leased GLA ABR Total ABR Per Sq. Ft. 2018 179 304,779 3.0% 9,263$ 4.5% 30.39$ 2019 265 565,924 5.6% 15,470 7.4% 27.34 2020 279 643,835 6.3% 17,718 8.5% 27.52 2021 280 630,523 6.2% 18,437 8.9% 29.24 2022 272 650,811 6.4% 19,327 9.3% 29.70 2023 191 503,362 5.0% 13,998 6.7% 27.81 2024 75 242,681 2.4% 6,405 3.1% 26.39 2025 58 214,572 2.1% 5,741 2.8% 26.76 2026 61 194,045 1.9% 5,701 2.7% 29.38 2027 61 199,079 2.0% 5,870 2.8% 29.49 2028+ 84 356,188 3.5% 10,228 4.9% 28.71 1,805 4,505,799 44.4% 128,158$ 61.6% 28.44$ All Tenants Number of Leased Percent of Total Percent of ABR Leases Expiring (2) GLA Total Leased GLA ABR Total ABR Per Sq. Ft. 2018 182 384,433 3.8% 10,255$ 5.0% 26.68$ 2019 278 973,471 9.6% 21,828 10.5% 22.42 2020 296 1,197,331 11.7% 24,131 11.6% 20.15 2021 294 1,124,804 11.1% 23,683 11.4% 21.05 2022 289 1,160,586 11.4% 25,757 12.4% 22.19 2023 219 1,429,377 14.1% 28,049 13.5% 19.62 2024 83 580,408 5.7% 11,019 5.3% 18.98 2025 68 556,357 5.5% 10,660 5.2% 19.16 2026 72 583,978 5.7% 10,936 5.2% 18.73 2027 70 430,313 4.3% 9,564 4.6% 22.23 2028+ 119 1,743,438 17.1% 31,782 15.3% 18.23 1,970 10,164,496 100.0% 207,664$ 100.0% 20.43$ (1) Anchor tenants are leases equal to or greater than 15,000 square feet. (2) Does not assume exercise of renewal options. Supplemental Disclosure Quarter Ended March 31, 2018Lease Expiration Schedule - 16 -

Supplemental Disclosure
Quarter Ended March 31, 2018

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2018	3	79,654	0.8%	$ 992	0.5%	$ 12.45
2019	13	407,547	4.0%	6,358	3.1%	15.60
2020	17	553,496	5.4%	6,413	3.1%	11.59
2021	14	494,281	4.9%	5,246	2.5%	10.61
2022	17	509,775	5.0%	6,430	3.1%	12.61
2023	28	926,015	9.1%	14,051	6.8%	15.17
2024	8	337,727	3.3%	4,614	2.2%	13.66
2025	10	341,785	3.4%	4,919	2.4%	14.39
2026	11	389,933	3.8%	5,235	2.5%	13.42
2027	9	231,234	2.3%	3,694	1.8%	15.98
2028+	35	1,387,250	13.6%	21,554	10.4%	15.54
	165	5,658,697	55.6%	$ 79,506	38.4%	$ 14.05

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2018	179	304,779	3.0%	$ 9,263	4.5%	$ 30.39
2019	265	565,924	5.6%	15,470	7.4%	27.34
2020	279	643,835	6.3%	17,718	8.5%	27.52
2021	280	630,523	6.2%	18,437	8.9%	29.24
2022	272	650,811	6.4%	19,327	9.3%	29.70
2023	191	503,362	5.0%	13,998	6.7%	27.81
2024	75	242,681	2.4%	6,405	3.1%	26.39
2025	58	214,572	2.1%	5,741	2.8%	26.76
2026	61	194,045	1.9%	5,701	2.7%	29.38
2027	61	199,079	2.0%	5,870	2.8%	29.49
2028+	84	356,188	3.5%	10,228	4.9%	28.71
	1,805	4,505,799	44.4%	$ 128,158	61.6%	$ 28.44

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2018	182	384,433	3.8%	$ 10,255	5.0%	$ 26.68
2019	278	973,471	9.6%	21,828	10.5%	22.42
2020	296	1,197,331	11.7%	24,131	11.6%	20.15
2021	294	1,124,804	11.1%	23,683	11.4%	21.05
2022	289	1,160,586	11.4%	25,757	12.4%	22.19
2023	219	1,429,377	14.1%	28,049	13.5%	19.62
2024	83	580,408	5.7%	11,019	5.3%	18.98
2025	68	556,357	5.5%	10,660	5.2%	19.16
2026	72	583,978	5.7%	10,936	5.2%	18.73
2027	70	430,313	4.3%	9,564	4.6%	22.23
2028+	119	1,743,438	17.1%	31,782	15.3%	18.23
	1,970	10,164,496	100.0%	$ 207,664	100.0%	$ 20.43

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

New Leases Non-Anchor Anchor Total Non-Anchor Anchor Comparative # of Leases 19 1 20 19 1 Comparative GLA (sq. ft.) (1) 35,955 38,500 74,455 35,955 38,500 Prior Base Rent ($/sq. ft.) (2) 26.14$ 15.45$ 20.61$ 26.14$ 15.45$ Initial Base Rent ($/sq. ft.) 27.97$ 22.36$ 25.07$ 27.97$ 22.36$ Percentage Change in Base Rents 7.0% 44.7% 21.6% 7.0% 44.7% Tenant Improvements ($/sq. ft.) 1.82$ 3.75$ 2.82$ 1.82$ 3.75$ Leasing Commissions ($/sq. ft.) 2.65$ -$ 1.28$ 2.65$ -$ Weighted Average Lease Term (Yrs.) (3) 6.4 13.0 9.8 6.4 13.0 Renewals Non-Anchor Anchor Total Non-Anchor Anchor Comparative # of Leases 63 5 68 63 5 Comparative GLA (sq. ft.) 149,963 189,033 338,996 149,963 189,033 Prior Base Rent ($/sq. ft.) (2) 28.00$ 16.85$ 21.78$ 28.00$ 16.85$ Initial Base Rent ($/sq. ft.) 30.73$ 17.91$ 23.58$ 30.73$ 17.91$ Percentage Change in Base Rents 9.7% 6.3% 8.3% 9.7% 6.3% Tenant Improvements ($/sq. ft.) 1.00$ -$ 0.44$ 1.00$ -$ Leasing Commissions ($/sq. ft.) 0.29$ -$ 0.13$ 0.29$ -$ Weighted Average Lease Term (Yrs.) (3) 5.5 5.0 5.2 5.5 5.0 Total Non-Anchor Anchor Total Non-Anchor Anchor Comparative # of Leases 82 6 88 82 6 Comparative GLA (sq. ft.) (1) 185,918 227,533 413,451 185,918 227,533 Prior Base Rent ($/sq. ft.) (2) 27.64$ 16.61$ 21.57$ 27.64$ 16.61$ Initial Base Rent ($/sq. ft.) 30.19$ 18.66$ 23.85$ 30.19$ 18.66$ Percentage Change in Base Rents 9.2% 12.3% 10.6% 9.2% 12.3% Tenant Improvements ($/sq. ft.) 1.16$ 0.63$ 0.87$ 1.16$ 0.63$ Leasing Commissions ($/sq. ft.) 0.75$ -$ 0.34$ 0.75$ -$ Weighted Average Lease Term (Yrs.) (3) 5.7 6.4 6.1 5.7 6.4 (1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition. (2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed. (3) Does not assume exercise of renewal options. For the Three Months Ended March 31, 2018 For the Three Months Ended M Supplemental Disclosure Quarter Ended March 31, 2018Same-Space Comparative Leasing Summary - 18 -

Equity Research Coverage Baird Equity Research RJ Milligan 813.273.8252 Bank of America Merrill Lynch Craig Schmidt 646.855.3640 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Christy McElroy 212.816.6981 D.A. Davidson & Co. James O. Lykins 503.603.3041 Green Street Daniel J. Busch 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies George Hoglund 212.284.2226 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James Paul Puryear 727.567.2253 Collin Mings 727.567.2585 RBC Capital Markets Wes Golladay 440.715.2650 Wells Fargo Jeff Donnelly 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Moody’s Investors Service Dilara Sukhov 212.553.1438 S&P Global Ratings Michael Souers 212.438.2508 Supplemental Disclosure Quarter Ended March 31, 2018Investor Information Retail Opportunity Investments Corp. www.roireit.net NASDAQ: ROIC 11250 El Camino Real, Suite 200 San Diego, CA 92130 Transfer Agent: Constance Adams ComputerShare constance.adams@computershare.com Investor Relations: Ashley Rubino arubino@roireit.net 858.255.4913 - 19 -